Exhibit 99.1


                       FORM OF FIXED RATE MEDIUM-TERM NOTE
                                  FACE OF NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY") (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER HEREOF OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OF ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.1


REGISTERED                  CUSIP No.                  PRINCIPAL AMOUNT
No. FXR-
        --------------      ----------------------     ------------------------

                               FIRSTAR CORPORATION
                           MEDIUM-TERM NOTE, SERIES A
                                  (Fixed Rate)


ORIGINAL ISSUE DATE:        INTEREST RATE:      %      STATED MATURITY DATE:


INTEREST PAYMENT DATE(S)    RECORD DATE(S):            DEFAULT RATE:
[  ] ------- and -------    [  ] ------- and -------
[  ] Other:                 [  ] Other:


OPTIONAL REDEMPTION:
[  ] No
[  ] Yes, at option of Company
      Optional Redemption Date(s)
      Optional Redemption Price

------------------------
1    This paragraph applies to Global Securities only.

REPAYMENT:
[  ] No
[  ] Yes, at option of Holder
       Optional Repayment Date:
       Optional Repayment Price:


INTEREST RATE RESET:
[  ] No
[  ] Yes, at option of the Company  OPTIONAL RESET DATE(S):


EXTENSION OF MATURITY:
[  ] No
[  ] Yes, at option of the Company

EXTENSION PERIOD:                   NO. OF EXTENSION PERIODS: FINAL MATURITY:


SPECIFIED CURRENCY:
[  ] U.S. dollars
[  ] Other:                         EXCHANGE RATE AGENT:


AUTHORIZED DENOMINATION:
[  ] $1,000 and integral multiples thereof
[  ] Other:

ORIGINAL ISSUE DISCOUNT:
[  ] No
[  ] Yes

TOTAL AMOUNT OF OID:                INITIAL ACCRUAL PERIOD:   YIELD TO MATURITY:


AMORTIZING NOTE:
[  ] No
[  ] Yes (See Addendum)


INDEXED NOTE:
[  ] No
[  ] Yes (See Addendum)


ADDENDUM ATTACHED:
[  ] No
[  ] Yes


OTHER PROVISIONS:

     FIRSTAR CORPORATION (the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal amount specified above, on the Stated Maturity Date specified above (or any Redemption Date or Repayment Date, each as defined on the reverse hereof) (each such Stated Maturity Date, Redemption Date or Repayment Date being hereinafter referred to as the "Maturity" with respect to the principal repayable on such date) and to pay interest thereon, at the Interest Rate per annum specified above, until the principal hereof is paid or duly made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the Default Rate per annum (if any) specified above on any overdue principal, premium and/or interest. The Company will pay interest semi-annually in arrears on each Interest Payment Date, if any, specified above (each, an "Interest Payment Date"), commencing with the first Interest Payment Date next succeeding the Issue Date specified above, and at Maturity; provided, however, that the original payment of interest on any Note originally issued between a record date and an Interest Payment Date will be made on the first Interest Payment Date following the next succeeding record date to the Holder of this Note on such succeeding record date. Unless otherwise specified on the face hereof, interest on this Note (as defined on the reverse hereof) will be computed on the basis of a 360-day year of twelve 30-day months.

     Notwithstanding the foregoing, if an Addendum is attached hereto or "Other Provisions" apply to this Note as specified above, this Note shall be modified by and subject to the terms set forth in such Addendum or such "Other Provisions."

     Interest on this Note will accrue from, and including, the immediately preceding Interest Payment Date to which interest has been paid or duly provided for (or from, and including, the Original Issue Date if no interest has been paid or duly provided for with respect to this Note) to, but excluding, the applicable Interest Payment Date or the Maturity, as the case may be. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date specified above (whether or not a Business Day, as defined below) (the "Regular Record Date"); provided, however, that interest payable at Maturity will be payable to the person to whom the principal hereof and premium, if any, hereon shall be payable. Any such interest not so punctually paid or duly provided for on any Interest Payment Date with respect to this Note ("Defaulted Interest") will forthwith cease to be payable to the Holder on such Regular Record Date, and, at the election of the Company, either (i) may be paid to the person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee hereinafter referred to, upon notice mailed to the Holder of this Note not less than 10 days prior to such Special Record Date, or (ii) may be paid at any time in any other lawful manner not inconsistent with the Indenture and upon such notice as may be required thereby, all as more completely described in the Indenture applicable to this Note.

     "Business Day", with respect to any Note means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York; provided, however, that, with respect to Foreign Currency Notes, such day is also not a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as hereinafter defined) of the country issuing the Specified Currency (or, if the Specified Currency is Euro, such day is also a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open); provided, further, that, with respect to Notes as to which LIBOR is an applicable Base Rate, such day is also a London Business Day (as hereinafter defined). "London Business Day" means a day on which commercial banks are open for business (including dealings in the Designated LIBOR Currency (as hereinafter defined)) in London.

     "Principal Financial Center" means (i) the capital city of the country issuing the Specified Currency or (ii) the capital city of the country to which the Designated LIBOR Currency relates, as applicable, except, in the case of (i) or (ii) above, that with respect to United States dollars, Australian dollars, Canadian dollars, Deutsche marks, Dutch guilders, Portuguese escudos, South African rand and Swiss francs, the "Principal Financial Center" shall be The City of New York, Sydney and (solely in the case of the Specified Currency) Melbourne, Toronto, Frankfurt, Amsterdam, London (solely in the case of the Designated LIBOR Currency), Johannesburg and Zurich, respectively.

     Payment of principal of (and premium, if any) and any interest in respect of this Note due at Maturity to be made in U.S. dollars will be made in immediately available funds upon presentation and surrender of this Note (and, with respect to any applicable repayment of this Note, a duly completed election form as contemplated on the reverse hereof) at the principal corporate trust office of the Trustee in The City of New York or at such other places as may be designated by the Company, provided that the Note is presented to the Trustee in time for the Trustee to make such payments in such funds in accordance with its normal procedures.

     Unless otherwise specified on the face hereof, U.S. dollar payments of interest on Notes (other than interest payable at the Stated Maturity date) will be made, except as provided below, by check mailed to the registered Holders of those Notes (which, in the case of Global Securities representing Notes issued in Book-Entry Form, will be a nominee of the Depositary); provided, however, that, in the case of a Note issued between a Regular Record Date and the related Interest Payment Date, unless otherwise specified on the face hereof, interest for the period beginning on the Original Issue Date for that Note and ending on such Interest Payment Date shall be paid on the next succeeding Interest Payment Date to the registered Holder of that Note on the related Regular Record Date. A Holder of $10,000,000 (or the equivalent of $10,000,000 in a currency other than U.S. dollars) or more in aggregate principal amount of Notes of like tenor and term shall be entitled to receive such U.S. dollar payments by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the Trustee or a paying agent not later than fifteen calendar days prior to the applicable Interest Payment Date. Simultaneously with the election by any Holder to receive payments in a currency other than U.S. dollars (as provided below), such Holder shall provide appropriate wire transfer instructions to the Trustee or paying agent. Unless otherwise specified on the face hereof, the Company will pay principal and any premium and interest payable at the Stated Maturity date in immediately available funds upon surrender of such Note at the principal corporate trust office of the agency of the Trustee in The City of New York.

     Notwithstanding the foregoing, while the Debt Securities of this series are represented by one or more Book-Entry Securities registered in the name of the Depositary or its nominee, the Company will cause payments of principal of (and premium, if any) and interest on such Book-Entry Securities to be made to the Depositary or its nominee, as the case may be, by wire transfer, to the extent, in the funds and in the manner required by agreements with, or regulations or procedures prescribed from time to time by, the Depositary or its nominee, and otherwise in accordance with such agreements, regulations and procedures.

     If any Interest Payment Date, Redemption Date or Stated Maturity falls on a day that is not a Business Day, the required payment of principal, premium, if any, and/or interest need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to the date of such payment on the next succeeding Business Day.

     The principal of and any premium and interest on this Note are payable by the Company in the Specified Currency for this Note. If the Specified Currency for a Note is other than U.S. dollars, the Company will (unless otherwise specified on the face hereof) arrange to convert all payments in respect of this
Note into U.S. dollars in the manner described in the following paragraph. If this Note has a Specified Currency other than U.S. dollars, the Holder may (if so indicated on the face hereof) elect to receive all payments in respect of this Note in the Specified Currency by delivery of a written notice to the Trustee or a paying agent not later than fifteen calendar days prior to the applicable payment date, subject to certain exceptions. That election will remain in effect until revoked by written notice to such Trustee or paying agent received no later than fifteen calendar days prior to the applicable payment date.

     If this Note has a Specified Currency other than U.S. dollars, the amount of any U.S. dollar payment in respect of this Note will be determined by the Exchange Rate Agent based on the highest firm bid quotation expressed in U.S. dollars received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date (or, if no such rate is quoted on that date, the last date on which such rate was quoted), from three (or, if three are not available, then two) recognized foreign exchange dealers in The City of New York (one of which may be one of the Agents (as defined herein) and another of which may be the Exchange Rate Agent) selected by the Exchange Rate Agent, for the purchase by the quoting dealer, for settlement on that payment date, of the aggregate amount of that Specified Currency payable on that payment date in respect of all Notes denominated in that Specified Currency. All currency exchange costs will be borne by the Holders of those Notes by deductions from those payments. If no such bid quotations are available, those payments will be made in that Specified Currency, unless that Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Company's control, in which case those payments will be made as provided in the Prospectus Supplement relating to the Notes.

     All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder of this Note.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof and, if so specified above, in the Addendum hereto, which further provisions shall have the same force and effect as if set forth on the face hereof.

     Unless the Certificate of Authentication hereon has been executed by the Trustee or an authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, Firstar Corporation has caused this Note to be executed.

                                          FIRSTAR CORPORATION



                                          By:
                                             -----------------------------------
                                              Title:
[SEAL]

Attest:



By:
   -----------------------------------------
       Title:

Dated:

CERTIFICATE OF
AUTHENTICATION:

This is one of the Debt Securities, of the series designated herein, described in the within-mentioned Indenture.

CITIBANK, N.A.,
As Trustee
By Firstar Bank, N.A.,
As Authenticating Agent for the Trustee


By
  ---------------------------
Authorized Signatory

                                [REVERSE OF NOTE]

                               FIRSTAR CORPORATION
                           MEDIUM-TERM NOTE, SERIES A
                                  (Fixed Rate)


     This Note is one of a duly authorized series of Debt Securities (the "Debt Securities") of the Company issued and to be issued under an Indenture, dated June 22, 1999 as amended, modified or supplemented from time to time (the "Indenture"), between the Company, certain subsidiaries of the Company named therein, and Citibank, N.A., as Trustee (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities, and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. This Note is one of the series of Debt Securities designated as "Medium-Term Notes, Series A" (the "Notes"). All terms used but not defined in this Note or specified on the face hereof or in an Addendum hereto shall have the meanings assigned to such terms in the Indenture.

     This Note is issuable only in registered form without coupons. Notes denominated in U.S. dollars will be initially issued in denominations of $1,000 and integral multiples thereof, and Notes denominated in other than U.S. dollars will be initially issued in denominations of the equivalent of $1,000 in the Specified Currency (rounded down to an integral multiple of 1,000 units of such Specified Currency), at the rate for such Specified Currency specified on an Addendum hereto.

     If so specified on the face hereof, the Company shall have the option to reset the interest rate with respect to this Note and, if so, the date or dates on which such interest rate may be reset (each an "Optional Reset Date").

     The Company shall notify the Trustee whether or not the Company intends to exercise such option at least 45 but not more than 60 calendar days prior to an Optional Reset Date for this Note. Not later than 40 calendar days prior to such Optional Reset Date, the Trustee will mail to the Holder of such Note a notice (the "Reset Notice"), first class, postage prepaid, indicating whether the Company has elected to reset the interest rate and if so, (a) such new interest rate, and (b) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date or, if there is no such next Optional Reset Date, to the Stated Maturity date of the Note (each such period a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during such Subsequent Interest Period.

     Notwithstanding the foregoing, not later than 20 calendar days prior to an Optional Reset Date, the Company may, at its option, revoke the interest rate provided for in the Reset Notice with respect to such Optional Reset Date and establish a higher interest rate for the Subsequent Interest Period commencing on such Optional Reset Date by causing the Trustee to mail notice of such higher interest rate, first class, postage prepaid, to the Holder of such Note. Such notice shall be irrevocable. All Notes with respect to which the interest rate is reset on an Optional Reset Date will bear such higher interest rate, whether or not tendered for repayment.

     The Holder of a Note will have the option to elect repayment of such Note by the Company on each Optional Reset Date at a price equal to the principal amount thereof, plus interest accrued to such Optional Reset Date. In order for a Note to be repaid on an Optional Reset Date, the Holder of the Note must follow the procedures set forth below for optional repayment, except that the period for delivery of such Note or notification to the Trustee Note shall be at least 25 but not more than 35 calendar days prior to such Optional Reset Date, and except that a Holder who has tendered a Note for repayment pursuant to a Reset Notice may, by written notice to the Trustee for such Note, revoke any such tender for repayment until the close of business on the tenth day prior to such Optional Reset Date.

     The face of this Note indicates either that this Note cannot be redeemed prior to its Stated Maturity date or that this Note will be redeemable at the Company's option, in whole or in part, and the date or dates (each an "Optional Redemption Date") on which this Note may be redeemed and the price at which (together with accrued interest to such Optional Redemption Date) this Note may be redeemed on each such Optional Redemption Date. The Company may exercise such option by notifying the Trustee at least 45 days prior to any Optional Redemption Date.

     Unless otherwise specified on the face hereof, not more than 60 days prior to the date of redemption, the Trustee shall mail notice of such redemption, first class, postage prepaid, to the Holder of this Note. In the event of redemption of a Note in part only, a new Note or Notes for the unredeemed portion thereof shall be issued to the Holder thereof upon the cancellation thereof.

     Unless otherwise specified on the face hereof, the Notes will not be subject to any sinking fund.

     The face of this Note also indicates whether the Holder of this Note will have the option to elect repayment of such Note by the Company prior to its Stated Maturity date, and, if so, the date or dates on which such Note may be repaid (each an "Optional Repayment Date") and the price at which, together with accrued interest to such Optional Repayment Date, this Note may be repaid on each such Optional Repayment Date.

     In order for a Note to be repaid, the Trustee must receive, at least 30 but not more than 45 days prior to an Optional Repayment Date, (a) such Note with the form entitled "Option to Elect Repayment" on the reverse thereof duly completed, or (b) a facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder of such Note, the principal amount of such Note to be repaid, the certificate number or a description of the tenor and terms of such Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Note to be repaid with the form entitled "Option to Elect Repayment" on the reverse thereof duly completed will be received by the Trustee not later than five Business Days after the date of such facsimile transmission or letter. If the procedure described in clause (b) of the preceding sentence is followed, then such Note and form duly completed must be received by the Trustee by such fifth Business Day. Any tender of a Note by the Holder for repayment (except pursuant to a Reset Notice or an Extension Notice) shall be irrevocable. The repayment option may be exercised by the Holder of a Note for less than the entire principal amount of such Note provided that the principal amount remaining outstanding after repayment is an authorized denomination. Upon such partial repayment, such Note shall be cancelled and a new Note or Notes for the remaining principal amount thereof shall be issued in the name of the Holder of such repaid Note.

     If a Note is represented by a global security, the nominee of The Depository Trust Company ("DTC") will be the Holder of such Note and therefore will be the only entity that can exercise a right to repayment. In order to ensure that DTC's nominee will timely exercise a right to repayment with respect to a particular Note, the beneficial owner of such Note must instruct the broker or other direct or indirect participant through which it holds an interest in such Note to notify DTC of its desire to exercise a right to repayment.

     Unless otherwise specified on the face hereof, if the principal of any Note issued at a discount is declared to be due and payable the amount of principal due and payable with respect to that Note will be limited to the aggregate principal amount (or face amount, in the case of an Indexed Principal Note (as defined in the Prospectus Supplement relating to the Notes)) of that Note multiplied by the sum of its issue price (expressed as a percentage of the aggregate principal amount (or face amount, in the case of an Indexed Principal
Note) of that Note multiplied by the sum of its issue price (expressed as a percentage of the aggregate principal amount) plus the original issue discount amortized from the date of issue to the date of declaration. This amortization will be calculated using the "interest method" (computed in accordance with generally accepted accounting principles in effect on the date of declaration).

     Notwithstanding anything in this Note to the contrary, if a Note is an Original Issue Discount Note (other than an Indexed Note), the amount payable on such Note in the event of redemption or repayment prior to its Stated Maturity date shall be the Amortized Face Amount of such Note as of the date of redemption or the date of repayment, as the case may be. The "Amortized Face Amount" of a Note issued at a discount shall be the amount equal to: (a) the Issue Price set forth on the face hereof, plus (b) that portion of the difference between the Issue Price and the principal amount of such Note that has accrued at the yield to maturity set forth on the face hereof (computed in accordance with generally accepted U.S. bond yield computation principles) by such date of redemption or repayment, but in no event shall the Amortized Face Amount of a Note issued at a discount exceed its principal amount.

     Unless otherwise stated on the face hereof, each Note will mature at the Stated Maturity Date of such Note. If so specified on the face hereof, the Company shall have the option to extend the Stated Maturity date of this Note for one or more periods of whole years from one to five (each an "Extension Period") up to but not beyond the date (the "Final Maturity") set forth on the face hereof. The Company may exercise such option by notifying the Trustee at least 45 but not more than 60 calendar days prior to the old Stated Maturity date of this Note. Not later than 40 calendar days prior to the old Stated Maturity date of such Note, the Trustee for such Note will mail to the Holder of such Note a notice (the "Extension Notice"), first class, postage prepaid. The Extension Notice shall set forth:

          (i) the Company's election to extend the Stated Maturity date of this Note;

          (ii) the new Stated Maturity date;

          (iii) the interest rate applicable to the Extension Period; and

          (iv) the provisions, if any, for redemption during the Extension Period, including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Extension Period.

     Upon the mailing by the Trustee of an Extension Notice to the Holder, the Stated Maturity date shall be extended automatically, and, except as modified by the Extension Notice and as described in the next paragraph, the Note will have the same terms as prior to the mailing of such Extension Notice.

     Notwithstanding the foregoing, not later than 20 calendar days prior to the old Stated Maturity date, the Company may, at its option, revoke the interest rate provided for in the Extension Notice and establish a higher interest rate for the Extension Period, by causing the Trustee to mail notice of such higher interest rate, first class, postage prepaid, to the Holder. Such notice shall be irrevocable. All Notes with respect to which the Stated Maturity date is extended will bear such higher interest rate for the Extension Period, whether or not tendered for repayment.

     If the Company extends the Stated Maturity date of a Note, the Holder thereof shall have the option to elect repayment of the Note by the Company on the old Stated Maturity date at a price equal to the principal amount thereof, plus interest accrued to such date. In order for a Note to be repaid on the old Stated Maturity date once the Company has extended the Stated Maturity date of the Note, the Holder of the Note must follow the procedures set forth below for optional repayment, except that the period for delivery of the Note or notification to the Trustee shall be at least 25 but not more than 35 days prior to the old Stated Maturity date, and except that a Holder who has tendered a Note for repayment pursuant to an Extension Notice may, by written notice to the Trustee, revoke any such tender for repayment until the close of business on the tenth day before the old Stated Maturity date.

     If this Note is an Amortizing Note ("Amortizing Note"), as specified on the face hereof, a portion or all of the principal amount hereof is payable prior to its Stated Maturity date in accordance with a schedule, by application of a formula, or by reference to an index. Unless otherwise specified on the face hereof, interest on each Amortizing Note will be computed on the basis of a 360-day year of twelve 30-day months. Payments with respect to an Amortizing Note will be applied first to interest due and payable on the Amortizing Note and then to the reduction of the unpaid principal amount of the Amortizing Note. Any additional terms and conditions of any Amortizing Notes, including terms for repayment thereof, are as set forth on the face hereof or in an Addendum hereto.

     If an Event of Default, as defined in the Indenture, shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture contains provisions setting forth certain conditions to the institution of proceedings by Holders of Notes with respect to the Indenture or for any remedy under the Indenture.

     The Indenture contains provisions for discharge of the Notes and for defeasance of (i) the entire indebtedness of the Notes or (ii) certain covenants and Events of Default with respect to the Notes, in each case upon compliance with certain conditions set forth therein, which provisions apply to the Notes.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of a series of Debt Securities at any time by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of all series of Debt Securities (acting as one class) at the time outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority of the aggregate principal amount of the outstanding Debt Securities affected thereby, on behalf of the Holders of all such Debt Securities, to waive compliance by the Company with certain restrictive provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority of the aggregate principal amount of any series (or, in certain cases, all outstanding Debt Securities), in certain instances, to waive, on behalf of all of the Holders of Debt Securities of such series (or all outstanding Debt Securities), certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and other Notes issued upon the registration of transfer hereof or in exchange heretofore or in lieu hereof, whether or not notation of such consent or waiver is made upon the Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay principal, premium, if any, and interest in respect of this Note at the times, places and rate or formula, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Note is registrable in the Security Register of the Company upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where this Note is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. As provided in the Indenture and subject to certain limitations therein and herein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denominations but otherwise having the same terms and conditions, as requested by the Holder hereof surrendering the same. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder in whose name this Note is registered as the owner thereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and this Note shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely in such State, without regard to conflict of laws principles.

                                  ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common           UNIF GIFT MIN ACT --    Custodian --
TEN ENT - as tenants by the entireties                     (Cuss)   (Minor)
JT TEN  - as joint tenants with right of      under Uniform Gifts to Minors Act
survivorship and not as tenants in common
                                              ---------------------------------
                                                           (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
         OTHER
IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------------------

------------------------------------------------


-------------------------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)


-------------------------------------------------------------------------------
the within Note and all rights thereunder hereby irrevocably constituting and appointing


-------------------------------------------------------------------------------
Attorney to transfer said Note on the books of the Trustee, with full power of substitution in the premises.

Date:                         -------------------------------------------------
     ------------------
                              -------------------------------------------------
                              Sign exactly as name appears on the front of this Security [SIGNATURE MUST BE GUARANTEED by a member of a recognized Medallion Guarantee Program]

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                           OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal [to 100% of the principal amount to be repaid, together with unpaid interest accrued hereon to the Repayment Date], to the undersigned, at
-----------

-------------------------------------------------------------------------------
         (Please print or typewrite name and address of the undersigned)

     For this Note to be repaid, the Trustee must receive at its principal corporate trust office, not more than 60 nor less than 30 calendar days prior to the Repayment Date, this Note with this "Option to Elect Repayment" form duly completed.

     If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of U.S. $1,000 (or, if the Specified Currency is other than U.S. dollars, the minimum authorized denomination specified on the face hereof)) which the Holder elects to have repaid and specify the denomination or denominations (which shall be an authorized Denomination) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

Principal Amount
         to be Repaid: $----------   ------------------------------------------
                                     Notice:  The signature(s) on this Option to
         Date:                       Elect Repayment must correspond with the
              --------------------   name(s) as written upon the face of the
                                     within Note in every particular, without alteration or enlargement or any change whatsoever.